U.S. SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
 PURSUANT TO SECTION 13 OR 15(D) OF  THE SECURITIES EXCHANGE ACT OF 1934

    DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) __January 18, 2006, ______

                                  Trafalgar Resources, Inc.
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                (Name of small business issuer as specified in its charter)
   Utah                             1-32522                91-0974149
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(State or other jurisdiction      (Commission            (I.R.S. Employer
    of incorporation)             File Number)          Identification No.)

P.O. Box 2017 Sandy, Utah                      84091-2017
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 (Address of principal executive offices)      (Zip Code)

  Registrant's telephone number, including area code  (801) 747-2225

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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below): [] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

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Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Accountant.

a) On or about January 1, 2006, Smith & Company, the principal accountant for Trafalgar Resources, Inc. (the "Company") changed its accounting practice from a corporation to a professional limited liability company named Child, Van Wagoner & Bradshaw, PLLC. As this is viewed as a separate legal entity, the Company dismissed Smith & Company as principal accountant and engaged Child, Van Wagoner & Bradshaw, PLLC, as the Company's principal accountant for the Company's fiscal year ending September 30, 2006 and the interim periods for 2005 and 2006. The decision to change principal accountants was approved by the Audit Committee of the Company's Board of Directors and subsequently approved by the Board of Directors.

None of the reports of Smith & Company, on the Company's financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.


There were no disagreements between the Company and Smith & Company, for the two most recent fiscal years and any subsequent interim period through January 18, 2006 (date of dismissal) on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Smith & Company, would have caused them to make reference to the subject matter of the disagreement in connection with its report. Further, Smith & Company has not advised the Registrant that:

1) internal controls necessary to develop reliable financial statements did not exist; or

2) information has come to the attention of Smith & Company which made it unwilling to rely upon management's representations, or made it unwilling to be associated with the financial statements prepared by management; or

3) the scope of the audit should be expanded significantly, or information has come to the attention of Smith & Company that they have concluded will, or if further investigated might, materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal year ended September 30, 2005.

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(b) On or about January 18, 2006 the Registrant engaged Child, Van Wagoner &
   Bradshaw, PLLC as its principal accountant to audit the Registrant's financial statements as successor to Smith & Company. During the Registrant's two most recent fiscal years or subsequent interim period, the Registrant has not consulted with the entity of Child, Van Wagoner & Bradshaw, PLLC regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, nor did the entity of Child, Van Wagoner & Bradshaw, PLLC provide advice to the Registrant, either written or oral, that was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue.

Further, during the Registrant's two most recent fiscal years or subsequent interim period, the Registrant has not consulted the entity of Child, Van Wagoner & Bradshaw, PLLC on any matter that was the subject of a disagreement or a reportable event.

Section 9 - Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.

     Exhibit
     Number        Descriptions

      16.1 Letter from Smith & Company dated January 18, 2006 regarding change in certifying accountant

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               Trafalgar Resources, Inc.
Date:    January 18, 2006      By: /s/  Anthony Brandon Escobar
                               Anthony Brandon Escobar ,  President

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